UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 8, 2013

RENASANT CORPORATION

(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The board of directors of Renasant Corporation (“Renasant”) fixed the date of the special meeting of Renasant shareholders to consider and vote upon, among other things, the merger of First M&F Corporation (“M&F”) with and into Renasant. The special meeting of shareholders will be held on June 25, 2013, with the time and place of the meeting to be announced in a forthcoming prospectus.

Additional Information About the Renasant/M&F Transaction

Renasant and M&F will be filing a joint proxy statement/prospectus, and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, M&F AND THE PROPOSED MERGER. When available, the joint proxy statement/prospectus will be mailed to shareholders of both Renasant and M&F. Investors will also be able to obtain copies of the joint proxy statement/prospectus and other relevant documents (when they become available) free of charge at the SEC’s Web site (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450. Documents filed with the SEC by M&F will be available free of charge from M&F by contacting John G. Copeland, Chief Financial Officer, First M&F Corporation, 134 West Washington Street, Kosciusko, Mississippi 39090, telephone: (662) 289-8594.

Renasant, M&F and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Renasant and M&F in connection with the proposed merger. Information about the directors and executive officers of Renasant is included in the proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on March 8, 2013. Information about the directors and executive officers of M&F is included in the proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on March 8, 2013. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION

Date: May 8, 2013	By:	/s/ E. Robinson McGraw
E. Robinson McGraw
Chairman, President and Chief
Executive Officer